DELAWARE VIP® TRUST

Delaware VIP Limited Duration Bond Series
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”)
dated April 29, 2022

On November 10, 2022, the Fund’s Board of Trustees approved a proposal to permit the Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes.  Effective January 1, 2023, the following two paragraphs replaces the first and second paragraphs of the Prospectus entitled “How we manage the series - The securities in which the Series typically invest - Futures and options – How the Series uses them:”

Delaware VIP Limited Duration Bond Series and Delaware VIP Investment Grade Series may use futures or options. If a Series has stocks that have unrealized gains because of past appreciation, the portfolio managers may want to protect those gains when it anticipates adverse conditions. The portfolio managers might use options or futures to seek to neutralize the effect of any price declines, without selling the security. The portfolio managers might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment. The portfolio managers might use this approach if a Series had excess cash that the portfolio managers wanted to invest quickly. The Series might use covered call options if the portfolio managers believe that doing so would help a Series to meet its investment objective. Use of these strategies can increase the operating costs of a Series and can lead to loss of principal. Delaware VIP Total Return Series and Delaware VIP Investment Grade Series may invest in US Treasury futures and options.

Delaware VIP Limited Duration Bond Series may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes. Delaware VIP Investment Grade Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. At times when the portfolio managers for Delaware VIP Investment Grade Series anticipate adverse conditions, they may want to protect gains on securities or swap agreements without actually selling them. The portfolio managers might use options to seek to neutralize the effect of any price declines, without selling a security or swap agreement, or as a hedge against changes in interest rates. The portfolio managers may also sell an option contract (often referred to as “writing” an option) to earn additional income. Use of these strategies can increase operating costs and can lead to loss of principal.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options”

Delaware VIP Fund for Income Series, Delaware VIP Total Return Series, and Delaware VIP Investment Grade Series may purchase put and call options and engage in the writing of covered call options and secured put options. Delaware VIP Fund for Income Series, Delaware VIP Total Return Series, and Delaware VIP Investment Grade Series will not engage in option writing strategies for speculative purposes. Delaware VIP Limited Duration Bond Series may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes. The Series may purchase or write options on securities, securities indices, and currencies. Each Series may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Series also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the US dollar value of foreign securities held by the Series and against increases in the US dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. The Series may invest in options that are either exchange listed or traded over-the-counter. Options written by the Series will normally have expiration dates between one and nine months from the date written. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options – Writing call and put options”

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Delaware VIP Fund for Income Series, Delaware VIP Total Return Series, and Delaware VIP Investment Grade Series will write call options on a covered basis only.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.